UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PCOAX

Putnam Capital Opportunities Fund

Semiannual report
10|31|10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam Capital
Opportunities
Fund

Semiannual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam’s Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth-or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth-or value-style investing.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight. ” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio managers for Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates behavioral insights and an in-depth analysis of each company’s fundamental worth.

Performance snapshot

Annualized total return (%) comparison as of 10/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Joseph Joseph

Joe, for the period we’re discussing, overall returns for stocks were flat. How did Putnam Capital Opportunities Fund perform?

Despite the fact that stock returns were flat, it was a fairly volatile six-month period for the markets overall.

I’m pleased to report that the fund was able to deliver a positive return and outperform its benchmark and Lipper peer group. Class A shares of the fund gained 1.93% at net asset value, while its benchmark, the Russell 2500 Index, returned 0.14%. The average return for the fund’s peer group, Lipper Small-Cap Core Funds, was –0.84%.

Tell us more about market conditions over the six-month period.

Just as the period began in May, a prolonged, historically strong rally in the stock market came to an abrupt end, and volatility returned to the market in full force.

A major cause of concern for investors was a sovereign debt crisis in Greece that brought out broader worries about debt issues in other European Union countries. This resulted in anxiety across global markets and a market correction, with stocks declining sharply through June as investors also became discouraged about the slow pace of the U.S. economic recovery. Stocks staged a strong rebound in July, declined again in August, and then went on to rally considerably through September.

What strategies helped the fund outperform its benchmark and peers?

Our stock selection was beneficial during the period, particularly in the health-care, industrial, and consumer discretionary sectors. Also helping performance was our decision to maintain an overweight position in technology relative to the benchmark, as well as an underweight position in financials.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Which investments did well for the fund?

One of the biggest contributors to performance was the stock of Valeant Pharmaceuticals International, a specialty drug company headquartered in Canada. Valeant is now one of Canada’s largest publicly traded drug manufacturers, after completing its merger with Biovail Corporation in September.

The stock was a top performer as investors reacted favorably to news of the merger. In addition, we believe this stock remains attractive as the merger has resulted in an enhanced product line, financial strength, and cost-cutting initiatives that should enable Valeant to pursue more growth opportunities.

Another top-performing stock in the fund’s portfolio was that of WABCO Holdings, a provider of electronic and mechanical products for truck, bus, and car manufacturers. The company benefited from improved demand for trucks, particularly in Europe and emerging markets. Also during the period, investors reacted positively to the resolution of a lawsuit against the company.

Republic Airways Holdings was another portfolio highlight. The company includes several wholly owned airline subsidiaries, including recently acquired Frontier and Midwest, that offer service in the United States, Canada, Mexico, and Costa Rica. The company has reported improved profitability, due in part to significant traffic growth and improved industry pricing.

Another fund holding worth noting is F5 Networks, a networking appliances company that ensures the secure, reliable, and fast delivery of applications.

This stock was one of the top performers for the fund’s previous fiscal year, and it continued to make a positive contribution. The company was able to increase its market share during the severe economic downturn, which speaks to the competitiveness of its products. We sold F5 Networks from the portfolio when it exceeded our valuation target.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

What are some stocks that had a negative impact on performance?

TradeStation Group was a detractor during the period. The stock of this company, which offers technology for traders of financial securities, underperformed as trading volumes were below expectations. In addition, investors were anticipating a long period of low interest rates. Because the company tends to benefit from rising rates, this market sentiment weighed on the stock price.

The stock of Career Education Corporation also dampened fund performance for the period. This company has schools on approximately 90 campuses in the United States and Europe.

The stock came under pressure as the government increased its scrutiny of business practices in the for-profit education industry. Investigations and inquiries have cast a negative cloud over Career Education and the industry as a whole.

The performance of Headwaters, a provider of building products and construction materials, was also a disappointment during the period. The stock was hurt by a weakening outlook for non-residential construction.

Can you tell us about your investment process?

We have a disciplined investment strategy that uses a series of valuation factors to identify stocks that we believe are trading below their intrinsic value. We look for stocks we believe will appreciate over time, and we seek to buy them for the portfolio before most investors recognize their value.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/10. Short-term holdings are excluded. Holdings will vary over time.

Typically, we try to avoid companies with excessive leverage. We try to own companies with high returns on capital or those whose returns on capital we expect to improve over time. We also seek companies that generate significant free cash flow and where management has a history of deploying that cash in a shareholder-friendly manner.

Your analysis includes “behavioral insight” — finding buying or selling opportunities based on investor sentiment. Can you cite a recent example?

Recently, investors have become enthusiastic —and, in our opinion, over-exuberant — about the investment opportunities around “cloud” computing. This refers to the storing and management of data over the Internet rather than on an individual computer.

Investor sentiment drove up the valuations of companies in this field and, in many cases, these valuations exceeded our estimates of the companies’ fair value. As a result, we sold the fund’s positions in several of these stocks shortly after the close of the period.

What is your outlook for the markets, and are there particular sectors on which you are focusing?

Our investment process is grounded in fundamental, bottom-up research, meaning we focus on individual stock selection rather than trying to predict the direction of the economy or the broader market. That said, we are starting to see some signs of a gradual improvement in the economy.

As of the close of the period, we were finding the most attractive opportunities in the information technology, industrial, and health-care sectors, while consumer staples, utilities, and telecommunications stocks appeared to be closer to fair value.

Thank you for this update, Joe.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. A Certified Public Accountant, he joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy Farina and John McLanahan.

IN THE NEWS

U.S. corporate profits soared in the first 10 months of 2010, despite the slow economic recovery. Earnings rose 10.5% in the first quarter and 3.0% in the second quarter, and are on track for a positive third quarter. The profit picture is remarkable because it occurred during a period of decelerating growth, with the nation’s gross domestic product slowing to 1.7% in the second quarter. There are several factors behind the rosy profit picture. The recession forced many companies to cut costs, and this year’s slow growth environment has helped further reduce wage pressure. Corporate borrowing rates are also low. Although sluggish economic growth remains a threat to profits, the consensus estimate for S&P 500 companies is for near-record earnings in 2011.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.66%	6.15%	5.88%	5.88%	5.88%	5.88%	6.13%	5.83%	6.40%	6.90%

10 years	53.31	44.51	42.29	42.29	42.22	42.22	45.75	40.68	49.52	57.48
Annual average	4.37	3.75	3.59	3.59	3.58	3.58	3.84	3.47	4.10	4.65

5 years	22.92	15.88	18.44	16.84	18.35	18.35	19.97	15.79	21.35	24.52
Annual average	4.21	2.99	3.44	3.16	3.43	3.43	3.71	2.98	3.95	4.48

3 years	0.94	–4.85	–1.27	–3.95	–1.26	–1.26	–0.47	–3.96	0.22	1.82
Annual average	0.31	–1.64	–0.43	–1.33	–0.42	–0.42	–0.16	–1.34	0.07	0.60

1 year	30.70	23.25	29.77	24.77	29.85	28.85	30.07	25.47	30.32	31.16

6 months	1.93	–3.92	1.70	–3.30	1.57	0.57	1.74	–1.78	1.86	2.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/10

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	6.49%	6.34%

10 years	75.76	90.42
Annual average	5.80	6.26

5 years	20.41	15.27
Annual average	3.78	2.72

3 years	–9.22	–11.20
Annual average	–3.17	–4.01

1 year	27.76	24.55

6 months	0.14	–0.84

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/10, there were 827, 814, 710, 578, 308, and 203 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$10.35	$10.98	$9.43	$9.55	$9.78	$10.13	$10.19	$10.53

10/31/10	10.55	11.19	9.59	9.70	9.95	10.31	10.38	10.76

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.32%	5.81%	5.53%	5.53%	5.53%	5.53%	5.78%	5.47%	6.05%	6.55%

10 years	45.18	36.81	34.68	34.68	34.70	34.70	38.03	33.15	41.64	49.10
Annual average	3.80	3.18	3.02	3.02	3.02	3.02	3.28	2.90	3.54	4.08

5 years	15.44	8.77	11.18	9.67	11.17	11.17	12.51	8.57	14.07	16.94
Annual average	2.91	1.70	2.14	1.86	2.14	2.14	2.39	1.66	2.67	3.18

3 years	–3.06	–8.65	–5.25	–7.83	–5.29	–5.29	–4.54	–7.90	–3.80	–2.32
Annual average	–1.03	–2.97	–1.78	–2.68	–1.80	–1.80	–1.54	–2.71	–1.28	–0.78

1 year	19.71	12.77	18.81	13.81	18.85	17.85	19.05	14.87	19.46	20.09

6 months	1.82	–4.00	1.44	–3.56	1.42	0.42	1.50	–2.06	1.64	1.99

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/10*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Annualized expense ratio for the six-month period
ended 10/31/10	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.67	$10.47	$10.47	$9.20	$7.94	$5.40

Ending value (after expenses)	$1,019.30	$1,017.00	$1,015.70	$1,017.40	$1,018.60	$1,021.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.67	$10.46	$10.46	$9.20	$7.93	$5.40

Ending value (after expenses)	$1,018.60	$1,014.82	$1,014.82	$1,016.08	$1,017.34	$1,019.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds.

The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied. The expense limitations were (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 756, 631 and 522 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 10/31/10 (Unaudited)

COMMON STOCKS (97.7%)*	Shares	Value

Advertising and marketing services (0.3%)
ValueClick, Inc. †	58,937	$810,973

		810,973
Aerospace and defense (0.6%)
Alliant Techsystems, Inc. †	9,144	697,139

Teledyne Technologies, Inc. †	26,951	1,120,353

		1,817,492
Airlines (0.9%)
Republic Airways Holdings, Inc. † S	299,700	2,784,213

		2,784,213
Automotive (0.4%)
BorgWarner, Inc. †	21,563	1,209,900

		1,209,900
Banking (6.5%)
Bancorp, Inc. †	239,200	1,791,608

Bond Street Holdings, LLC 144A Class A † F	38,819	795,790

Brookline Bancorp, Inc.	23,630	230,156

City Holding Co. S	8,399	266,248

City National Corp.	22,718	1,171,567

Commerce Bancshares, Inc.	6,458	237,913

Cullen/Frost Bankers, Inc.	7,174	376,205

Danvers Bancorp, Inc.	123,641	1,858,324

East West Bancorp, Inc.	109,627	1,932,724

First Citizens BancShares, Inc. Class A	5,335	996,471

IBERIABANK Corp.	14,400	749,520

International Bancshares Corp.	21,112	361,649

NBH Holdings Corp. 144A Class A †	66,250	1,291,875

OmniAmerican Bancorp, Inc. †	46,500	544,515

PacWest Bancorp S	24,849	433,118

Popular, Inc. (Puerto Rico) †	166,900	455,637

Provident New York Bancorp	197,498	1,751,807

Seacoast Banking Corp. of Florida † S	181,559	226,949

SVB Financial Group †	41,277	1,788,945

Union First Market Bankshares Corp.	20,645	265,495

Webster Financial Corp.	49,290	843,845

Whitney Holding Corp.	64,213	531,684

Wilmington Trust Corp.	44,268	314,745

		19,216,790
Biotechnology (0.3%)
Cubist Pharmaceuticals, Inc. †	36,161	841,828

		841,828
Broadcasting (0.2%)
Clear Channel Outdoor Holdings, Inc. Class A †	42,500	504,900

		504,900
Building materials (0.9%)
AAON, Inc. S	23,064	566,221

Apogee Enterprises, Inc.	37,699	395,463

Mohawk Industries, Inc. †	31,600	1,811,944

		2,773,628
Cable television (0.3%)
IAC/InterActiveCorp. †	34,700	968,130

		968,130

COMMON STOCKS (97.7%)* cont.	Shares	Value

Chemicals (4.2%)
American Vanguard Corp.	16,600	$122,342

Ashland, Inc.	17,519	904,506

CF Industries Holdings, Inc.	3,005	368,203

Compass Minerals International, Inc.	11,751	926,801

Cytec Industries, Inc.	18,988	940,286

Eastman Chemical Co.	12,319	967,904

FMC Corp.	10,303	753,149

Georgia Gulf Corp. †	30,800	623,084

Innophos Holdings, Inc.	28,700	1,053,864

International Flavors & Fragrances, Inc.	16,762	840,782

Lubrizol Corp. (The)	8,902	912,366

Methanex Corp. (Canada)	42,900	1,191,333

Olin Corp.	38,202	763,658

OM Group, Inc. †	18,979	631,431

Valspar Corp.	44,254	1,420,553

		12,420,262
Coal (0.6%)
James River Coal Co. † S	16,000	276,960

Massey Energy Co.	23,600	992,852

Penn Virginia Corp.	29,400	435,708

		1,705,520
Commercial and consumer services (1.5%)
Alliance Data Systems Corp. † S	19,159	1,163,334

Deluxe Corp.	33,446	683,636

Dun & Bradstreet Corp. (The)	12,128	902,444

Ennis Inc.	41,522	749,057

Global Cash Access, Inc. †	97,328	354,274

Sotheby’s Holdings, Inc. Class A	15,900	697,056

		4,549,801
Communications equipment (0.4%)
Netgear, Inc. †	40,700	1,253,967

		1,253,967
Computers (4.0%)
ANSYS, Inc. †	31,035	1,404,334

Blackbaud, Inc.	47,893	1,216,003

Brocade Communications Systems, Inc. †	194,008	1,226,131

Emulex Corp. †	175,160	1,996,824

Lexmark International, Inc. Class A †	24,600	935,538

Logitech International SA (NASDAQ) (Switzerland) †	80,651	1,515,432

Logitech International SA (Virt-X Exchange) (Switzerland) † S	11,617	219,974

Polycom, Inc. † S	27,927	943,374

Progress Software Corp. †	14,500	541,865

Quest Software, Inc. †	45,200	1,182,884

Satyam Computer Services., Ltd. ADR (India) †	190,000	665,000

		11,847,359
Conglomerates (0.9%)
AMETEK, Inc.	38,760	2,094,978

Harsco Corp.	27,400	635,132

		2,730,110

COMMON STOCKS (97.7%)* cont.	Shares	Value

Construction (1.0%)
Chicago Bridge & Iron Co., NV (Netherlands) †	54,139	$1,364,844

Tutor Perini Corp. †	67,854	1,574,891

		2,939,735
Consumer (0.7%)
CSS Industries, Inc.	21,777	364,329

Helen of Troy, Ltd. (Bermuda) †	63,916	1,639,445

Hooker Furniture Corp.	19,534	206,474

		2,210,248
Consumer goods (1.1%)
Blyth, Inc.	10,128	406,335

Church & Dwight Co., Inc.	15,863	1,044,579

Weight Watchers International, Inc. S	58,500	1,959,165

		3,410,079
Consumer services (0.9%)
Brink’s Co. (The)	23,026	543,414

TrueBlue, Inc. †	159,854	2,245,949

		2,789,363
Electric utilities (3.3%)
Allegheny Energy, Inc.	38,100	883,920

Alliant Energy Corp.	23,872	872,044

Black Hills Corp.	31,100	990,224

El Paso Electric Co. †	54,900	1,350,540

Integrys Energy Group, Inc.	14,400	765,936

NSTAR	24,300	1,013,553

Pepco Holdings, Inc.	51,700	995,742

Pinnacle West Capital Corp.	27,100	1,115,436

PNM Resources, Inc.	62,600	738,054

Westar Energy, Inc.	45,200	1,143,560

		9,869,009
Electrical equipment (0.6%)
Hubbell, Inc. Class B	34,315	1,853,696

		1,853,696
Electronics (3.1%)
Diodes, Inc. †	24,100	529,718

Fairchild Semiconductor Intl., Inc. †	47,400	534,198

International Rectifier Corp. †	55,700	1,293,911

Intersil Corp. Class A	76,307	998,859

Multi-Fineline Electronix, Inc. †	18,600	455,328

Omnivision Technologies, Inc. †	40,100	1,087,913

QLogic Corp. †	69,642	1,223,610

Silicon Laboratories, Inc. † S	28,500	1,137,150

Synopsys, Inc. †	53,831	1,376,997

Zoran Corp. †	90,000	637,200

		9,274,884
Energy (oil field) (2.1%)
Basic Energy Services, Inc. †	54,481	602,560

Cal Dive International, Inc. †	39,500	199,870

Complete Production Services, Inc. †	28,100	658,383

Global Industries, Ltd. †	67,900	393,141

Helix Energy Solutions Group, Inc. †	58,400	741,096

COMMON STOCKS (97.7%)* cont.	Shares	Value

Energy (oil field) cont.
Hercules Offshore, Inc. †	157,200	$370,992

ION Geophysical Corp. †	59,307	290,011

Key Energy Services, Inc. †	81,958	807,286

Rowan Cos., Inc. †	14,400	473,760

Superior Energy Services †	23,900	660,118

TETRA Technologies, Inc. †	42,800	417,728

Tidewater, Inc. S	11,300	521,269

		6,136,214
Energy (other) (0.2%)
Headwaters, Inc. †	190,264	646,898

		646,898
Financial (0.9%)
Broadridge Financial Solutions, Inc.	31,300	688,600

GATX Corp.	41,278	1,306,861

MGIC Investment Corp. † S	69,301	611,235

		2,606,696
Forest products and packaging (0.9%)
Packaging Corp. of America	25,851	631,540

Sealed Air Corp.	51,714	1,197,179

Sonoco Products Co.	22,948	768,758

		2,597,477
Health-care services (4.8%)
Amedisys, Inc. † S	15,300	389,538

AMERIGROUP Corp. †	52,572	2,193,830

AMN Healthcare Services, Inc. †	99,400	526,820

Centene Corp. †	28,100	627,192

Coventry Health Care, Inc. †	44,800	1,049,216

Cross Country Healthcare, Inc. †	53,100	387,630

Gentiva Health Services, Inc. †	39,700	924,216

Health Net, Inc. †	41,900	1,126,691

Healthways, Inc. †	64,200	672,816

Kindred Healthcare, Inc. †	45,700	627,004

LifePoint Hospitals, Inc. †	24,300	824,256

Medcath Corp. †	41,957	415,794

Molina Healthcare, Inc. †	41,845	1,084,622

Omnicare, Inc.	34,800	839,376

Parexel International Corp. †	60,500	1,300,750

Res-Care, Inc. †	88,200	1,166,886

		14,156,637
Homebuilding (0.3%)
NVR, Inc. †	1,369	858,924

		858,924
Household furniture and appliances (0.7%)
American Woodmark Corp.	13,851	245,163

Whirlpool Corp.	24,000	1,819,920

		2,065,083
Insurance (4.8%)
American Financial Group, Inc.	25,183	770,096

Amerisafe, Inc. †	14,696	280,547

Aspen Insurance Holdings, Ltd.	23,375	663,149

COMMON STOCKS (97.7%)* cont.	Shares	Value

Insurance cont.
CNA Surety Corp. †	40,764	$784,707

Delphi Financial Group Class A	36,025	975,197

Endurance Specialty Holdings, Ltd. (Bermuda)	25,479	1,054,831

Hanover Insurance Group, Inc. (The)	21,401	968,395

Harleysville Group, Inc.	10,435	358,234

HCC Insurance Holdings, Inc.	30,207	799,881

RenaissanceRe Holdings, Ltd.	14,437	869,974

Safety Insurance Group, Inc.	27,945	1,298,325

SeaBright Insurance Holdings, Inc.	39,045	326,807

Selective Insurance Group	62,373	1,055,351

Stancorp Financial Group	28,722	1,232,174

Universal American Financial Corp.	75,300	1,210,824

Validus Holdings, Ltd.	23,151	656,562

W.R. Berkley Corp.	33,189	913,361

		14,218,415
Investment banking/Brokerage (3.8%)
Calamos Asset Management, Inc. Class A	21,600	258,984

Eaton Vance Corp.	21,142	608,255

Federated Investors, Inc. S	73,713	1,836,191

Jefferies Group, Inc. S	29,606	708,472

Legg Mason, Inc.	26,300	816,089

optionsXpress Holdings, Inc. †	71,100	1,135,467

SEI Investments Co.	97,400	2,157,410

TradeStation Group, Inc. †	386,000	2,119,140

Waddell & Reed Financial, Inc. Class A	54,922	1,596,583

		11,236,591
Leisure (0.5%)
Polaris Industries, Inc.	22,100	1,571,089

		1,571,089
Machinery (2.7%)
AGCO Corp. †	18,419	782,255

Applied Industrial Technologies, Inc.	67,606	2,055,898

Gardner Denver, Inc.	18,034	1,042,726

Kennametal, Inc.	42,300	1,444,122

Manitowoc Co., Inc. (The)	137,768	1,534,736

Regal-Beloit Corp.	6,496	374,884

Terex Corp. †	37,200	835,140

		8,069,761
Manufacturing (3.2%)
Actuant Corp. Class A	231,900	5,210,793

EnPro Industries, Inc. †	34,585	1,215,317

LSB Industries, Inc. †	29,100	650,385

Oshkosh Corp. †	43,900	1,295,489

Roper Industries, Inc.	15,450	1,072,694

		9,444,678
Medical technology (1.8%)
Conmed Corp. †	54,072	1,190,125

Hill-Rom Holdings, Inc.	47,600	1,844,500

Hologic, Inc. †	57,700	924,354

COMMON STOCKS (97.7%)* cont.	Shares	Value

Medical technology cont.
Invacare Corp. S	26,279	$709,533

Kinetic Concepts, Inc. †	13,800	524,814

SurModics, Inc. † S	23,500	281,060

		5,474,386
Metals (1.9%)
Century Aluminum Co. †	51,202	692,251

Cliffs Natural Resources, Inc. S	2,800	182,560

Coeur d’Alene Mines Corp. † S	44,200	910,962

Commercial Metals Co.	47,600	660,688

Contango Ore, Inc. F	1,330	599

Reliance Steel & Aluminum Co.	26,220	1,097,307

Schnitzer Steel Industries, Inc. Class A	8,400	434,196

Steel Dynamics, Inc.	62,600	908,952

U.S. Steel Corp. S	14,400	616,176

		5,503,691
Natural gas utilities (0.7%)
NiSource, Inc. S	55,400	958,974

Southwest Gas Corp.	30,862	1,072,763

		2,031,737
Office equipment and supplies (0.2%)
Steelcase, Inc.	59,649	501,648

		501,648
Oil and gas (3.9%)
Atwood Oceanics, Inc. †	26,600	864,766

Berry Petroleum Co. Class A	24,605	841,737

Cabot Oil & Gas Corp. Class A	16,814	487,270

Clayton Williams Energy, Inc. †	14,600	871,912

Contango Oil & Gas Co. †	13,300	699,447

Oil States International, Inc. †	19,800	1,012,176

Patterson-UTI Energy, Inc. S	47,500	921,975

Petroleum Development Corp. †	30,945	965,793

SM Energy Co.	15,000	625,200

Stone Energy Corp. † S	32,800	512,664

Swift Energy Co. †	29,516	940,085

Unit Corp. †	22,251	872,907

Vaalco Energy, Inc. †	41,900	246,372

W&T Offshore, Inc. S	62,600	681,088

Whiting Petroleum Corp. †	11,014	1,106,246

		11,649,638
Pharmaceuticals (4.4%)
Cephalon, Inc. †	13,800	916,872

Endo Pharmaceuticals Holdings, Inc. †	45,444	1,669,613

Medicis Pharmaceutical Corp. Class A	77,843	2,315,829

Par Pharmaceutical Cos., Inc. †	44,700	1,453,197

Valeant Pharmaceuticals International, Inc. (Canada) S	129,024	3,562,353

Watson Pharmaceuticals, Inc. †	64,972	3,030,944

		12,948,808
Publishing (0.6%)
Gannett Co., Inc.	149,000	1,765,650

		1,765,650

COMMON STOCKS (97.7%)* cont.	Shares	Value

Real estate (5.5%)
DiamondRock Hospitality Co. R	96,611	$1,022,144

Entertainment Properties Trust R	9,264	428,275

Hospitality Properties Trust R	81,394	1,856,597

Kimco Realty Corp. R	32,022	551,739

LaSalle Hotel Properties R S	68,394	1,620,254

LTC Properties, Inc. R	33,757	940,132

Macerich Co. (The) R	18,913	843,709

National Health Investors, Inc. R	52,562	2,433,621

National Retail Properties, Inc. R S	84,178	2,281,224

Nationwide Health Properties, Inc. R	23,762	970,202

Omega Healthcare Investors, Inc. R	69,642	1,601,766

Taubman Centers, Inc. R	38,439	1,784,338

		16,334,001
Restaurants (0.5%)
Red Robin Gourmet Burgers, Inc. †	52,900	1,073,870

Sonic Corp. †	43,500	386,280

		1,460,150
Retail (5.8%)
Abercrombie & Fitch Co. Class A	34,970	1,498,814

Aeropostale, Inc. †	39,003	950,893

AnnTaylor Stores Corp. †	100,942	2,351,949

Books-A-Million, Inc.	89,778	570,090

Brown Shoe Co., Inc.	32,777	385,130

Buckle, Inc. (The) S	19,411	564,666

Cabela’s, Inc. † S	88,500	1,640,790

Cato Corp. (The) Class A	16,085	425,448

Dollar Tree, Inc. †	31,101	1,595,792

Jos. A. Bank Clothiers, Inc. †	20,937	912,853

Kenneth Cole Productions, Inc. Class A †	47,560	639,682

Nash Finch Co.	28,523	1,195,114

Saks, Inc. † S	94,767	1,055,704

Systemax, Inc.	60,046	777,596

Timberland Co. (The) Class A †	89,555	1,878,864

Toro Co. (The)	5,411	307,128

Wolverine World Wide, Inc.	21,083	613,937

		17,364,450
Schools (0.3%)
Career Education Corp. †	51,427	902,030

		902,030
Semiconductor (2.1%)
Hittite Microwave Corp. †	7,365	380,550

KLA-Tencor Corp.	20,726	740,333

Lam Research Corp. †	19,372	887,044

MKS Instruments, Inc. †	39,900	823,935

Novellus Systems, Inc. †	33,227	970,561

Teradyne, Inc. †	51,400	577,736

Tessera Technologies, Inc. †	58,400	1,152,232

Verigy, Ltd. (Singapore) †	93,400	855,544

		6,387,935

COMMON STOCKS (97.7%)* cont.	Shares	Value

Shipping (0.9%)
Arkansas Best Corp.	43,867	$1,111,151

Con-way, Inc.	12,000	396,120

Overseas Shipholding Group S	9,516	318,120

Ship Finance International, Ltd. (Norway) S	46,917	943,501

		2,768,892
Software (1.8%)
AsiaInfo-Linkage, Inc. (China) † S	36,500	811,030

Autodesk, Inc. †	22,100	799,578

MicroStrategy, Inc. †	16,297	1,476,997

Shanda Interactive Entertainment, Ltd. ADR (China) † S	10,600	428,346

TIBCO Software, Inc. †	41,198	791,826

Websense, Inc. †	58,414	1,175,290

		5,483,067
Staffing (0.6%)
Administaff, Inc.	20,149	528,105

CDI Corp.	24,070	344,923

Heidrick & Struggles International, Inc.	36,700	788,316

		1,661,344
Technology (0.5%)
Amkor Technologies, Inc. † S	63,100	454,951

ON Semiconductor Corp. †	146,100	1,120,587

		1,575,538
Technology services (2.9%)
Acxiom Corp. †	55,987	982,572

CSG Systems International, Inc. †	48,700	946,728

DST Systems, Inc.	22,900	990,883

FactSet Research Systems, Inc.	8,708	764,388

Fair Isaac Corp. S	40,201	966,432

Global Payments, Inc.	22,654	882,600

IHS, Inc. Class A †	19,949	1,441,116

Perfect World Co., Ltd. ADR (China) † S	38,400	1,244,160

Unisys Corp. †	21,400	493,270

		8,712,149
Telecommunications (0.9%)
ADTRAN, Inc.	27,396	884,069

NeuStar, Inc. Class A †	74,326	1,918,354

		2,802,423
Textiles (0.7%)
Jones Group, Inc. (The)	53,700	776,502

Maidenform Brands, Inc. †	33,808	904,702

Perry Ellis International, Inc. †	23,807	535,181

		2,216,385
Tobacco (0.2%)
Universal Corp.	16,994	704,231

		704,231
Toys (0.9%)
Hasbro, Inc.	48,584	2,247,010

Jakks Pacific, Inc. †	17,913	337,660

		2,584,670
Transportation services (0.3%)
HUB Group, Inc. Class A †	19,119	620,794

Pacer International, Inc. †	46,825	260,815

		881,609

COMMON STOCKS (97.7%)* cont.	Shares	Value

Trucks and parts (2.7%)
Autoliv, Inc. (Sweden) S	45,343	$3,232,956

Superior Industries International, Inc.	40,683	730,260

WABCO Holdings, Inc. †	85,700	3,978,191

		7,941,407

Total common stocks (cost $237,281,595)		$291,046,189

SHORT-TERM INVESTMENTS (11.6%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	29,288,328	$29,288,328

Putnam Money Market Liquidity Fund 0.16% [e]	4,718,704	4,718,704

U.S. Treasury Bills, for an effective yield of 0.27%,
June 2, 2011 #	$279,000	278,555

U.S. Treasury Bills, for effective yields ranging from
0.19% to 0.23%, March 10, 2011 #	211,000	210,892

Total short-term investments (cost $34,496,442)		$34,496,479

TOTAL INVESTMENTS

Total investments (cost $271,778,037)		$325,542,668

Key to holding’s abbreviations

ADR American Depository Receipts

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $297,945,004.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 10/31/10 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	28	$1,966,160	Dec-10	$(3,116)

S&P 500 Index (Long)	1	294,925	Dec-10	(579)

S&P Mid Cap 400 Index E-Mini (Long)	22	1,820,500	Dec-10	1,571

Total				$(2,124)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$23,460,566	$—	$599

Capital goods	29,628,682	—	—

Communication services	3,770,553	—	—

Conglomerates	2,730,110	—	—

Consumer cyclicals	39,290,587	—	—

Consumer staples	12,122,311	—	—

Energy	20,138,270	—	—

Financial	61,524,828	1,291,875	795,790

Health care	33,421,659	—	—

Technology	44,534,899	—	—

Transportation	6,434,714	—	—

Utilities and power	11,900,746	—	—

Total common stocks	288,957,925	1,291,875	796,389
Short-term investments	4,718,704	29,777,775	—

Totals by level	$293,676,629	$31,069,650	$796,389

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(2,124)	$—	$—

Totals by level	$(2,124)	$—	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $28,702,830 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $237,771,005)	$291,535,636
Affiliated issuers (identified cost $34,007,032) (Notes 1 and 6)	34,007,032

Dividends, interest and other receivables	316,500

Receivable for shares of the fund sold	473,241

Receivable for investments sold	3,310,844

Receivable for variation margin (Note 1)	21,560

Total assets	329,664,813

LIABILITIES

Payable to custodian	308,670

Payable for investments purchased	784,091

Payable for shares of the fund repurchased	821,521

Payable for compensation of Manager (Note 2)	158,113

Payable for investor servicing fees (Note 2)	75,923

Payable for custodian fees (Note 2)	15,755

Payable for Trustee compensation and expenses (Note 2)	107,794

Payable for administrative services (Note 2)	1,040

Payable for distribution fees (Note 2)	84,900

Collateral on securities loaned, at value (Note 1)	29,288,328

Other accrued expenses	73,674

Total liabilities	31,719,809

Net assets	$297,945,004

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$365,181,883

Accumulated net investment loss (Note 1)	(91,920)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(120,907,466)

Net unrealized appreciation of investments	53,762,507

Total — Representing net assets applicable to capital shares outstanding	$297,945,004

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($224,497,591 divided by 21,274,323 shares)	$10.55

Offering price per class A share (100/94.25 of $10.55)*	$11.19

Net asset value and offering price per class B share ($24,503,680 divided by 2,555,753 shares)**	$9.59

Net asset value and offering price per class C share ($13,431,294 divided by 1,384,651 shares)**	$9.70

Net asset value and redemption price per class M share ($5,275,040 divided by 530,312 shares)	$9.95

Offering price per class M share (100/96.50 of $9.95)*	$10.31

Net asset value, offering price and redemption price per class R share
($5,262,089 divided by 506,770 shares)	$10.38

Net asset value, offering price and redemption price per class Y share
($24,975,310 divided by 2,321,909 shares)	$10.76

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $5,767)	$1,829,613

Interest (including interest income of $886 from investments in affiliated issuers) (Note 6)	1,307

Securities lending (including interest income of $24,442 from
investments in affiliated issuers) (Note 1)	64,586

Total investment income	1,895,506

EXPENSES

Compensation of Manager (Note 2)	900,698

Investor servicing fees (Note 2)	498,971

Custodian fees (Note 2)	13,748

Trustee compensation and expenses (Note 2)	9,525

Administrative services (Note 2)	5,193

Distribution fees — Class A (Note 2)	268,141

Distribution fees — Class B (Note 2)	132,678

Distribution fees — Class C (Note 2)	62,369

Distribution fees — Class M (Note 2)	19,535

Distribution fees — Class R (Note 2)	9,625

Other	74,342

Total expenses	1,994,825

Expense reduction (Note 2)	(7,399)

Net expenses	1,987,426

Net investment loss	(91,920)

Net realized gain on investments (Notes 1 and 3)	17,300,156

Net realized loss on futures contracts (Note 1)	(88,401)

Net realized loss on foreign currency transactions (Note 1)	(8)

Net unrealized depreciation of investments and futures contracts during the period	(13,794,576)

Net gain on investments	3,417,171

Net increase in net assets resulting from operations	$3,325,251

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/10*	Year ended 4/30/10

Operations:
Net investment loss	$(91,920)	$(100,092)

Net realized gain on investments
and foreign currency transactions	17,211,747	22,334,573

Net unrealized appreciation (depreciation) of investments	(13,794,576)	101,548,009

Net increase in net assets resulting from operations	3,325,251	123,782,490

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(649,822)

Class R	—	(4,462)

Class Y	—	(94,096)

From return of capital
Class A	—	(32,515)

Class R	—	(223)

Class Y	—	(4,708)

Redemption fees (Note 1)	32,077	10,018

Decrease from capital share transactions (Note 4)	(19,324,560)	(34,596,986)

Total increase (decrease) in net assets	(15,967,232)	88,409,696

NET ASSETS

Beginning of period	313,912,236	225,502,540

End of period (including accumulated net investment losses
of $91,920 and $—, respectively)	$297,945,004	$313,912,236

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2010**	$10.35	— [b]	.20	.20	—	—	—	—	—	$10.55	1.93*	$224,498	.66*	.02*	9.32*
April 30, 2010	6.49	.01	3.88	3.89	(.03)	—	— [b]	(.03)	—	10.35	60.03	234,809	1.39	.09	29.92
April 30, 2009	9.25	.05	(2.75)	(2.70)	(.06)	—	—	(.06)	—	6.49	(29.16)	163,115	1.35 [e]	.71 [e]	58.18
April 30, 2008	12.49	.08	(2.33)	(2.25)	(.05)	(.94)	—	(.99)	—	9.25	(18.45)	341,118	1.23 [e]	.71 [e]	37.06
April 30, 2007	12.60	.03	1.36	1.39	— [b]	(1.50)	—	(1.50)	—	12.49	11.72	508,647	1.23 [e]	.23 [e]	58.83
April 30, 2006	10.97	.02 [f]	3.60	3.62	(.07)	(1.92)	—	(1.99)	—	12.60	34.85	476,325	1.20 [e,f]	.13 [e,f]	60.27

Class B
October 31, 2010**	$9.43	(.03)	.19	.16	—	—	—	—	—	$9.59	1.70*	$24,504	1.04*	(.36)*	9.32*
April 30, 2010	5.94	(.05)	3.54	3.49	—	—	—	—	—	9.43	58.75	34,146	2.14	(.65)	29.92
April 30, 2009	8.45	— [b]	(2.51)	(2.51)	—	—	—	—	—	5.94	(29.70)	34,319	2.10 [e]	(.05) [e]	58.18
April 30, 2008	11.54	— [b]	(2.15)	(2.15)	—	(.94)	—	(.94)	—	8.45	(19.11)	81,892	1.98 [e]	(.04) [e]	37.06
April 30, 2007	11.83	(.06)	1.27	1.21	—	(1.50)	—	(1.50)	—	11.54	10.92	167,550	1.98 [e]	(.53) [e]	58.83
April 30, 2006	10.42	(.07) [f]	3.40	3.33	—	(1.92)	—	(1.92)	—	11.83	33.73	228,590	1.95 [e,f]	(.61) [e,f]	60.27

Class C
October 31, 2010**	$9.55	(.03)	.18	.15	—	—	—	—	—	$9.70	1.57*	$13,431	1.04*	(.36)*	9.32*
April 30, 2010	6.02	(.05)	3.58	3.53	—	—	—	—	—	9.55	58.64	13,492	2.14	(.66)	29.92
April 30, 2009	8.55	— [b]	(2.53)	(2.53)	—	—	—	—	—	6.02	(29.59)	8,907	2.10 [e]	(.04) [e]	58.18
April 30, 2008	11.66	— [b]	(2.17)	(2.17)	—	(.94)	—	(.94)	—	8.55	(19.09)	18,438	1.98 [e]	(.04) [e]	37.06
April 30, 2007	11.94	(.06)	1.28	1.22	—	(1.50)	—	(1.50)	—	11.66	10.89	34,473	1.98 [e]	(.52) [e]	58.83
April 30, 2006	10.50	(.07) [f]	3.43	3.36	—	(1.92)	—	(1.92)	—	11.94	33.76	34,354	1.95 [e,f]	(.62) [e,f]	60.27

Class M
October 31, 2010**	$9.78	(.02)	.19	.17	—	—	—	—	—	$9.95	1.74*	$5,275	.91*	(.23)*	9.32*
April 30, 2010	6.15	(.03)	3.66	3.63	—	—	—	—	—	9.78	59.03	5,700	1.89	(.41)	29.92
April 30, 2009	8.73	.01	(2.59)	(2.58)	— [b]	—	—	—	—	6.15	(29.50)	4,034	1.85 [e]	.20 [e]	58.18
April 30, 2008	11.84	.02	(2.19)	(2.17)	—	(.94)	—	(.94)	—	8.73	(18.78)	7,995	1.73 [e]	.21 [e]	37.06
April 30, 2007	12.07	(.03)	1.30	1.27	—	(1.50)	—	(1.50)	—	11.84	11.20	15,921	1.73 [e]	(.27) [e]	58.83
April 30, 2006	10.59	(.04) [f]	3.46	3.42	(.02)	(1.92)	—	(1.94)	—	12.07	34.05	17,785	1.70 [e,f]	(.36) [e,f]	60.27

Class R
October 31, 2010**	$10.19	(.01)	.20	.19	—	—	—	—	—	$10.38	1.86*	$5,262	.79*	(.11)*	9.32*
April 30, 2010	6.41	(.01)	3.81	3.80	(.02)	—	— [b]	(.02)	—	10.19	59.27	3,337	1.64	(.17)	29.92
April 30, 2009	9.12	.03	(2.70)	(2.67)	(.04)	—	—	(.04)	—	6.41	(29.22)	1,845	1.60 [e]	.46 [e]	58.18
April 30, 2008	12.34	.05	(2.30)	(2.25)	(.03)	(.94)	—	(.97)	—	9.12	(18.67)	2,577	1.48 [e]	.47 [e]	37.06
April 30, 2007	12.49	— [b]	1.35	1.35	—	(1.50)	—	(1.50)	—	12.34	11.48	2,610	1.48 [e]	(.02) [e]	58.83
April 30, 2006	10.92	(.03) [f]	3.59	3.56	(.07)	(1.92)	—	(1.99)	—	12.49	34.37	1,390	1.45 [e,f]	(.21) [e,f]	60.27

Class Y
October 31, 2010**	$10.53	.01	.22	.23	—	—	—	—	—	$10.76	2.18*	$24,975	.53*	.14*	9.32*
April 30, 2010	6.61	.03	3.94	3.97	(.05)	—	— [b]	(.05)	—	10.53	60.20	22,430	1.14	.33	29.92
April 30, 2009	9.43	.08	(2.82)	(2.74)	(.08)	—	—	(.08)	—	6.61	(28.92)	13,283	1.10 [e]	1.00 [e]	58.18
April 30, 2008	12.72	.11	(2.38)	(2.27)	(.08)	(.94)	—	(1.02)	—	9.43	(18.27)	338,526	.98 [e]	.97 [e]	37.06
April 30, 2007	12.79	.06	1.40	1.46	(.03)	(1.50)	—	(1.53)	—	12.72	12.12	432,748	.98 [e]	.48 [e]	58.83
April 30, 2006	11.12	.05 [f]	3.65	3.70	(.11)	(1.92)	—	(2.03)	—	12.79	35.06	389,857	.95 [e,f]	.38 [e,f]	60.27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2009	0.01%

April 30, 2008	<0.01

April 30, 2007	<0.01

April 30, 2006	<0.01

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended April 30, 2006.

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 10/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through October 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used

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will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $28,702,830 and the fund received cash collateral of $29,288,328.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2010, the fund had a capital loss carryover of $134,096,438 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$1,397,639	April 30, 2016

90,647,744	April 30, 2017

42,051,055	April 30, 2018

The aggregate identified cost on a tax basis is $275,800,812, resulting in gross unrealized appreciation and depreciation of $71,464,676 and $21,722,820, respectively, or net unrealized appreciation of $49,741,856.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at

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least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.780% of the first $5 billion, 0.730% of the next $5 billion, 0.680% of the next $10 billion, 0.630% of the next $10 billion, 0.580% of the next $50 billion, 0.560% of the next $50 billion, 0.550% of the next $100 billion and 0.545% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective August 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $211 under the expense offset arrangements and by $7,188 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $199, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

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the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,631 and $108 from the sale of class A and class M shares, respectively, and received $9,596 and $340 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $26,213,079 and $49,863,708, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/10		Year ended 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	2,143,012	$20,765,097	4,262,762	$36,865,570

Shares issued in connection with
reinvestment of distributions	—	—	76,747	660,788

	2,143,012	20,765,097	4,339,509	37,526,358

Shares repurchased	(3,564,708)	(33,794,328)	(6,766,889)	(55,684,758)

Net decrease	(1,421,696)	$(13,029,231)	(2,427,380)	$(18,158,400)

	Six months ended 10/31/10		Year ended 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	97,282	$862,023	259,732	$2,028,646

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	97,282	862,023	259,732	2,028,646

Shares repurchased	(1,160,771)	(10,144,877)	(2,413,985)	(18,794,134)

Net decrease	(1,063,489)	$(9,282,854)	(2,154,253)	$(16,765,488)

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	Six months ended 10/31/10		Year ended 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	127,011	$1,131,521	222,194	$1,772,443

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	127,011	1,131,521	222,194	1,772,443

Shares repurchased	(155,604)	(1,374,642)	(289,710)	(2,294,432)

Net decrease	(28,593)	$(243,121)	(67,516)	$(521,989)

	Six months ended 10/31/10		Year ended 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	15,687	$142,523	74,419	$600,855

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	15,687	142,523	74,419	600,855

Shares repurchased	(68,344)	(632,006)	(147,890)	(1,171,708)

Net decrease	(52,657)	$(489,483)	(73,471)	$(570,853)

	Six months ended 10/31/10		Year ended 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	241,071	$2,285,685	155,900	$1,331,839

Shares issued in connection with
reinvestment of distributions	—	—	513	4,355

	241,071	2,285,685	156,413	1,336,194

Shares repurchased	(61,584)	(580,332)	(116,996)	(954,667)

Net increase	179,487	$1,705,353	39,417	$381,527

	Six months ended 10/31/10		Year ended 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	497,409	$5,018,230	630,608	$5,358,395

Shares issued in connection with
reinvestment of distributions	—	—	10,695	93,578

	497,409	5,018,230	641,303	5,451,973

Shares repurchased	(305,105)	(3,003,454)	(522,348)	(4,413,756)

Net increase	192,304	$2,014,776	118,955	$1,038,217

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and	Market	assets and	Market
under ASC 815	liabilities location	value	liabilities location	value

	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation/		Unrealized appreciation/
Equity contracts	(depreciation)	$1,571*	(depreciation)	$3,695*

Total		$1,571		$3,695

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

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The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$(88,401)	$(88,401)

Total	$(88,401)	$(88,401)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$(2,124)	$(2,124)

Total	$(2,124)	$(2,124)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $886 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $21,853,165 and $19,615,128, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

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Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Robert R. Leveille
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	Chief Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	BSA Compliance Officer
Putnam Investments Limited	Richard B. Worley
57–59 St James’s Street		Francis J. McNamara, III
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive Officer,	Judith Cohen
Custodian	Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Assistant	Vice President, Assistant Clerk,
Jameson A. Baxter,	Treasurer and Principal	Assistant Treasurer and
Vice Chairman	Accounting Officer	Proxy Manager
Ravi Akhoury
Barbara M. Baumann	Beth S. Mazor	Susan G. Malloy
Charles B. Curtis	Vice President	Vice President and
Robert J. Darretta		Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

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Putnam INVESTMENTS

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PERMIT NO. 600

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SA068 264491 12/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Multi-Cap Value Fund*

Semiannual report
10|31|10

A world of investing.™

Putnam INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Multi-Cap
Value Fund

Semiannual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund’s manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund’s portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a strong research team, the fund’s portfolio manager uses his stock-picking expertise and multiple resources to identify opportunities. Putnam’s stock analysts strive to out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking information that hasn’t already factored into stock prices. As opportunities emerge across companies of all sizes, Putnam Multi-Cap Value Fund will continue to seek hidden opportunities for investors.

Consider these risks before investing:

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 21–26.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

James Polk

Jim, for the six-month period ended October 31, 2010, overall returns for stocks were flat. How did Putnam Multi-Cap Value Fund perform?

While returns for broad stock market indexes were flat, it was a volatile six-month period for the financial markets. Value stocks struggled more than growth stocks, and the fund’s performance lagged that of our benchmark and our Lipper peer group. For the period, class A shares of the fund returned –3.52% at net asset value, while our benchmark, the Russell 3000 Value Index, returned –2.01%. The average return for our peer group, Lipper Multi-Cap Value Funds, was –1.16%.

The fund’s underperformance relative to the benchmark was due in part to our bias toward cyclical stocks — those that are more sensitive to economic conditions. These stocks, particularly in areas such as consumer discretionary and industrials, suffered sharp declines for the first four months of the period.

Tell us more about market conditions over the six-month period.

Just as the period began in May, a prolonged, historically strong rally in the stock market came to an abrupt end, and volatility returned to the market in full force. A major cause of concern for investors was a debt crisis in Greece that brought out broader worries about debt issues in other European Union countries. This led to global market jitters and a market correction, and U.S. stock indexes declined sharply through June. Stocks then staged a strong recovery in July but declined again in August, as investors continued to see data that didn’t support a real improvement in the economy. Finally, stocks seemed to find an equilibrium and came roaring back in September and October.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

How was the fund positioned in this environment?

For the period overall, stocks in defensive sectors such as telecommunications, utilities, and staples were the strongest performers. Although our stock selection was generally solid in these areas, we maintained underweight positions, and this hindered returns relative to the benchmark. Fund performance was also dampened by our stock selection in the weaker-performing consumer discretionary and industrial sectors.

We also implemented strategies with options to hedge against losses on stocks in the portfolio, and in some cases in an attempt to enhance returns.

Can you tell us about specific stocks that detracted from performance?

Overall, I believe the portfolio was structured well for the market environment. However, a few stocks had a significant negative impact on performance for this volatile six-month period.

One was Avis Budget Group, which provides car and truck rental services to consumers and businesses. I believe the fundamentals of the car rental industry continue to improve. There are fewer players competing for business, more rational pricing, and improving volumes as business and travel trends recover.

Despite these fundamental strengths, the stock of Avis struggled as the company got into a bidding war with Hertz to acquire Dollar Thrifty Automotive Group. While the uncertainty surrounding the situation took its toll on the stock during the period, its performance has improved more recently as the bidding war was resolved in Avis’s favor. I think this stock represents the importance of patience in investing, particularly for value stocks, which often take longer than six months to reward investors.

Another detractor for the period was Talbots, a classic turnaround story, and a stock that happened to be one of the fund’s top performers for the previous fiscal year.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

Talbots, a retailer of women’s clothing, had lost its market share and relevance among younger consumers in recent years. Under the direction of its CEO, the company has worked aggressively to bring the brand back to life while also cutting costs and improving its balance sheet. I believe all the metrics are positive, and the company has started to attract younger customers, who are making purchases. However, volumes in the stores still need to improve, and this caused concern for investors during the past six months. I still believe Talbots represents an attractive investment opportunity, and it remained in the portfolio at the close of the period.

Fund performance was also affected by weakness in construction-related companies, specifically USG Corporation, a manufacturer and distributor of building materials; Louisiana-Pacific Corporation, which produces strand boards, wood products, and structural panels; and Masco Corporation, which manufactures, distributes, and installs home improvement and building products. These stocks were hit hard through most of the period as investors grew skeptical about a rebound in the economy and consumer spending.

Which investments did well for the fund?

NBTY, a manufacturer of nutritional supplements, was one of the top contributors to performance for the period. This was due to the fact that the company was acquired by The Carlyle Group, a private investment firm, for $4 billion. An acquisition also benefited the stock of Alberto-Culver, a manufacturer of beauty care, food, and household products. The company was acquired by Unilever, a global consumer goods company. By the close of the period, we had sold the fund’s positions in NBTY and Alberto-Culver.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/10. Short-term holdings are excluded. Holdings will vary over time.

7

Also boosting performance was our investment in Atmel, a semiconductor company, and another example of the importance of a long-term perspective when investing in value stocks. We owned this stock in the portfolio for several years, and the company has been working to cut costs, streamline its product line, and strip out slow-growth areas of its businesses. The company’s focus on microcontrollers has been critical. A microcontroller is an entire computer on a single chip, and is used in devices such as smart phones and tablet computers, for which demand has been surging. During the period, investors finally recognized the improvements and growth potential in Atmel, and its stock rallied considerably.

On September 1, the fund’s name and investment strategy changed. Can you tell us more about this?

Since it was introduced in 1999, the fund has invested primarily in stocks of midsize companies. With this change, we are now able to invest in companies of all sizes. This is a great enhancement, as it expands our investment universe considerably. In addition to providing us with a much wider range of opportunities, we now have the flexibility to hold companies in the portfolio for their entire growth cycle. For example, if a company is growing, we no longer have the capitalization restraints that would force us to sell that stock simply because the company got too large.

We also have great resources for covering this larger universe of stocks. In addition to Putnam’s newly expanded team of large-cap analysts, we have several analysts dedicated to researching small- and mid-cap stocks. These teams are conducting fundamental analysis on companies every day. This attention to bottom-up research makes a tremendous difference. Rather than rely on macroeconomic views of the market, we roll up our sleeves and research, company-by-company, to find the best opportunities for our investors.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

8

What is your outlook for the markets and the fund in the months ahead?

I believe we are likely to see continued uncertainty and volatility in the markets for a while. Economic data continue to be mixed and unemployment is still very high, but we have a Federal Reserve that is determined to get our economy growing again, and this should provide a tail wind for investors.

In terms of my management style in this environment, I am remaining nimble and paying closer attention to price targets, valuations, and buying points. Our broad strategy remains unchanged. Regardless of what happens in the markets, we continue to conduct rigorous research to identify companies whose stocks might be mispriced or those that we believe will be significantly better positioned 12 to 18 months down the road.

Thank you, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James Polk has an M.B.A. from Babson College and a B.A. from Colby College. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

IN THE NEWS

U.S. corporate profits soared in the first 10 months of 2010, despite the slow economic recovery. Earnings rose 10.5% in the first quarter and 3.0% in the second quarter, and are on track for a positive third quarter. The profit picture is remarkable because it occurred during a period of decelerating growth, with the nation’s gross domestic product slowing to 1.7% in the second quarter. There are several factors behind the rosy profit picture. The recession forced many companies to cut costs, and this year’s slow growth environment has helped further reduce wage pressure. Corporate borrowing rates are also low. Although sluggish economic growth remains a threat to profits, the consensus estimate for S&P 500 companies is for near-record earnings in 2011.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.29%	7.71%	7.48%	7.48%	7.48%	7.48%	7.75%	7.40%	8.03%	8.51%

10 years	93.78	82.57	79.75	79.75	79.71	79.71	84.29	77.81	89.14	98.05
Annual average	6.84	6.20	6.04	6.04	6.04	6.04	6.30	5.92	6.58	7.07

5 years	11.86	5.45	7.68	6.24	7.69	7.69	9.02	5.21	10.46	13.33
Annual average	2.27	1.07	1.49	1.22	1.49	1.49	1.74	1.02	2.01	2.53

3 years	–16.06	–20.88	–17.95	–20.01	–17.98	–17.98	–17.39	–20.28	–16.71	–15.44
Annual average	–5.67	–7.51	–6.38	–7.17	–6.39	–6.39	–6.17	–7.28	–5.91	–5.44

1 year	25.88	18.59	24.82	19.82	24.74	23.74	25.17	20.73	25.51	26.06

6 months	–3.52	–9.05	–3.88	–8.68	–3.89	–4.85	–3.80	–7.16	–3.66	–3.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10

Comparative index returns For periods ended 10/31/10

	Russell 3000	Russell Midcap	Lipper Multi-Cap Value
	Value Index	Value Index†	Funds category average*

Annual average (life of fund)	3.33%	8.34%	4.13%

10 years	34.86	115.86	46.07
Annual average	3.04	8.00	3.49

5 years	3.70	18.11	5.10
Annual average	0.73	3.38	0.90

3 years	–22.50	–10.69	–19.34
Annual average	–8.14	–3.70	–7.03

1 year	16.40	27.49	16.46

6 months	–2.01	0.75	–1.16

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/10, there were 353, 337, 287, 238, 94, and 80 funds, respectively, in this Lipper category.

† Effective September 1, 2010, the Russell 3000 Value Index replaced the Russell Midcap Value Index as the fund’s primary benchmark. In Punam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that will generally be held by the fund.

Fund price and distribution information For the six-month period ended 10/31/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$11.66	$12.37	$11.09	$11.07	$11.32	$11.73	$11.49	$11.69

10/31/10	11.25	11.94	10.66	10.64	10.89	11.28	11.07	11.29

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.13%	7.54%	7.32%	7.32%	7.32%	7.32%	7.59%	7.24%	7.87%	8.34%

10 years	97.85	86.44	83.62	83.62	83.75	83.75	88.36	81.80	93.16	102.23
Annual average	7.06	6.43	6.27	6.27	6.27	6.27	6.54	6.16	6.81	7.30

5 years	5.24	–0.82	1.35	0.00	1.39	1.39	2.62	–0.95	3.96	6.65
Annual average	1.03	–0.16	0.27	0.00	0.28	0.28	0.52	–0.19	0.78	1.30

3 years	–16.17	–21.00	–18.11	–20.17	–18.01	–18.01	–17.42	–20.32	–16.81	–15.50
Annual average	–5.71	–7.56	–6.44	–7.23	–6.40	–6.40	–6.18	–7.29	–5.95	–5.46

1 year	13.70	7.17	12.77	7.77	12.78	11.78	13.06	9.12	13.30	13.91

6 months	–0.54	–6.23	–0.95	–5.90	–0.86	–1.85	–0.75	–4.23	–0.64	–0.45

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/10*	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Annualized expense ratio for the six-month period
ended 10/31/10	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 9/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Multi-Cap Value Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.04	$9.74	$9.74	$8.51	$7.27	$4.81

Ending value (after expenses)	$964.80	$961.20	$961.10	$962.00	$963.40	$965.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.21	$10.01	$10.01	$8.74	$7.48	$4.94

Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,016.53	$1,017.80	$1,020.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints

15

for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

16

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s

17

performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mid-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 251, 210 and 161 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 10/31/10 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Aerospace and defense (2.5%)
BE Aerospace, Inc. †	135,000	$4,962,600

Empresa Brasileira de Aeronautica SA (Embraer) ADR (Brazil)	95,800	2,763,830

Northrop Grumman Corp.	88,000	5,562,480

		13,288,910
Banking (5.9%)
Bond Street Holdings, LLC 144A Class A † F	77,846	1,595,843

Comerica, Inc.	68,700	2,458,086

Huntington Bancshares, Inc. S	760,050	4,309,484

JPMorgan Chase & Co.	231,700	8,718,871

People’s United Financial, Inc.	216,800	2,668,808

SunTrust Banks, Inc.	263,600	6,595,272

SVB Financial Group †	125,300	5,430,502

		31,776,866
Beverage (0.6%)
PepsiCo, Inc.	48,000	3,134,400

		3,134,400
Biotechnology (1.0%)
Viropharma, Inc. †	344,502	5,636,053

		5,636,053
Building materials (0.8%)
Masco Corp.	395,100	4,211,766

		4,211,766
Chemicals (1.3%)
Huntsman Corp.	510,900	7,075,965

		7,075,965
Coal (1.5%)
James River Coal Co. † S	311,900	5,398,989

Walter Energy, Inc.	30,100	2,647,596

		8,046,585
Commercial and consumer services (0.8%)
Healthcare Services Group, Inc.	171,600	4,123,548

		4,123,548
Communications equipment (1.2%)
ARRIS Group, Inc. † S	362,900	3,378,599

Tellabs, Inc. S	454,800	3,101,736

		6,480,335
Computers (6.0%)
Brocade Communications Systems, Inc. †	952,342	6,018,801

Hewlett-Packard Co.	256,200	10,775,772

Polycom, Inc. †	138,600	4,681,908

Silicon Graphics International Corp. †	213,998	1,619,965

Xerox Corp.	814,300	9,527,310

		32,623,756
Conglomerates (1.7%)
AMETEK, Inc.	166,200	8,983,110

		8,983,110
Construction (0.5%)
USG Corp. † S	225,900	2,864,412

		2,864,412
Consumer finance (0.5%)
Discover Financial Services	160,400	2,831,060

		2,831,060

21

COMMON STOCKS (97.8%)* cont.	Shares	Value

Consumer goods (3.1%)
Church & Dwight Co., Inc.	128,000	$8,428,800

Newell Rubbermaid, Inc.	471,344	8,319,222

		16,748,022
Consumer services (1.8%)
Avis Budget Group, Inc. †	611,900	7,104,159

Hertz Global Holdings, Inc. † S	232,700	2,634,164

		9,738,323
Containers (2.0%)
Silgan Holdings, Inc. S	314,400	10,611,000

		10,611,000
Electric utilities (3.5%)
Ameren Corp.	191,500	5,549,670

DTE Energy Co.	117,500	5,494,300

Great Plains Energy, Inc.	245,800	4,677,574

Progress Energy, Inc.	76,780	3,455,100

		19,176,644
Electronics (0.8%)
Cognex Corp.	114,400	3,054,480

Jabil Circuit, Inc.	95,100	1,458,834

		4,513,314
Energy (oil field) (2.2%)
Helix Energy Solutions Group, Inc. †	517,800	6,570,882

National Oilwell Varco, Inc.	104,100	5,596,416

		12,167,298
Financial (0.4%)
MGIC Investment Corp. † S	268,977	2,372,377

		2,372,377
Food (1.6%)
Mead Johnson Nutrition Co. Class A	146,900	8,640,658

		8,640,658
Forest products and packaging (0.6%)
Louisiana-Pacific Corp. †	423,900	3,280,986

		3,280,986
Health-care services (5.9%)
Aetna, Inc.	190,800	5,697,288

AmerisourceBergen Corp.	141,000	4,627,620

Coventry Health Care, Inc. †	123,100	2,883,002

Humana, Inc. †	70,500	4,109,445

Lincare Holdings, Inc.	376,550	9,873,141

Mednax, Inc. †	79,300	4,695,353

		31,885,849
Insurance (8.7%)
Aflac, Inc.	149,900	8,377,911

Assured Guaranty, Ltd. (Bermuda)	234,200	4,461,510

Employers Holdings, Inc.	108,735	1,760,420

Hanover Insurance Group, Inc. (The)	168,100	7,606,525

Hartford Financial Services Group, Inc. (The)	273,534	6,559,345

HCC Insurance Holdings, Inc.	199,100	5,272,168

Marsh & McLennan Cos., Inc.	214,300	5,353,214

XL Group PLC	364,600	7,711,290

		47,102,383

22

COMMON STOCKS (97.8%)* cont.	Shares	Value

Investment banking/Brokerage (2.8%)
Ameriprise Financial, Inc.	171,762	$8,878,378

E*Trade Financial Corp. †	313,990	4,490,057

Invesco, Ltd.	69,568	1,600,064

		14,968,499
Machinery (0.8%)
Gardner Denver, Inc.	72,200	4,174,604

		4,174,604
Manufacturing (1.4%)
Ingersoll-Rand PLC	191,800	7,539,658

		7,539,658
Medical technology (5.0%)
Boston Scientific Corp. †	971,900	6,200,722

Cooper Cos., Inc. (The)	102,900	5,077,086

Covidien PLC (Ireland)	179,742	7,166,314

Medtronic, Inc.	152,200	5,358,962

Merit Medical Systems, Inc. †	201,644	3,187,992

		26,991,076
Metals (1.7%)
Freeport-McMoRan Copper & Gold, Inc. Class B	51,500	4,876,020

U.S. Steel Corp. S	106,600	4,561,414

		9,437,434
Natural gas utilities (0.7%)
National Fuel Gas Co.	70,700	3,901,226

		3,901,226
Office equipment and supplies (0.3%)
ACCO Brands Corp. †	284,800	1,774,304

		1,774,304
Oil and gas (6.5%)
Apache Corp.	55,500	5,606,610

Cabot Oil & Gas Corp. Class A	117,700	3,410,946

Petrohawk Energy Corp. †	420,200	7,147,602

Pioneer Natural Resources Co.	85,655	5,978,719

QEP Resources, Inc.	162,500	5,367,375

Southwestern Energy Co. † S	112,500	3,808,125

Swift Energy Co. †	123,200	3,923,920

		35,243,297
Pharmaceuticals (2.8%)
Akorn, Inc. † S	669,700	2,993,559

Jazz Pharmaceuticals, Inc. † S	393,700	4,185,031

Pfizer, Inc.	464,900	8,089,260

		15,267,850
Real estate (2.0%)
CB Richard Ellis Group, Inc. Class A †	71,200	1,306,520

Chimera Investment Corp. R	1,379,237	5,654,872

Host Marriott Corp. R S	240,142	3,815,856

		10,777,248
Restaurants (1.4%)
Domino’s Pizza, Inc. †	515,500	7,650,020

		7,650,020
Retail (6.9%)
Jo-Ann Stores, Inc. †	98,800	4,273,100

K-Swiss, Inc. Class A † S	37,806	459,721

OfficeMax, Inc. †	407,100	7,205,670

23

COMMON STOCKS (97.8%)* cont.	Shares	Value

Retail cont.
RadioShack Corp.	151,300	$3,045,669

Ross Stores, Inc.	51,900	3,061,581

Staples, Inc.	196,600	4,024,402

SUPERVALU, Inc.	225,600	2,434,224

Talbots, Inc. (The) † S	691,280	6,760,718

Urban Outfitters, Inc. † S	189,200	5,821,684

		37,086,769
Schools (1.1%)
Apollo Group, Inc. Class A †	90,200	3,380,696

Career Education Corp. † S	156,552	2,745,922

		6,126,618
Semiconductor (2.0%)
Atmel Corp. †	664,029	5,883,297

Cymer, Inc. † S	129,019	4,767,252

		10,650,549
Shipping (1.7%)
Genco Shipping & Trading, Ltd. † S	323,200	5,348,960

Nordic American Tanker Shipping (Bermuda) S	144,100	3,750,923

		9,099,883
Software (0.8%)
CA, Inc.	188,500	4,375,085

		4,375,085
Technology services (1.8%)
Unisys Corp. †	240,600	5,545,830

Yahoo!, Inc. †	258,400	4,266,184

		9,812,014
Textiles (1.5%)
Hanesbrands, Inc. †	325,100	8,062,480

		8,062,480
Toys (0.4%)
Mattel, Inc.	103,800	2,421,654

		2,421,654
Trucks and parts (1.3%)
Autoliv, Inc. (Sweden) S	98,500	7,023,049

		7,023,049
Total common stocks (cost $456,215,381)		$529,696,937

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)*	strike price	amount	Value

Avis Budget Group, Inc. (Call)	Dec-10/$12.50	704,568	$397,799

Avis Budget Group, Inc. (Call)	Nov-10/12.50	395,250	100,694

Domino’s Pizza, Inc. (Call)	Dec-10/12.50	580,167	1,436,900

Genco Shipping & Trading, Ltd. (Call)	Dec-10/18.00	489,459	189,470

iShares Russell 2000 Index Fund (Put)	Dec-10/64.00	199,087	266,521

iShares Russell 2000 Index Fund (Put)	Nov-10/65.00	297,700	140,824

iShares Russell 2000 Index Fund (Put)	Dec-10/65.00	65,121	101,679

iShares Russell 2000 Index Fund (Put)	Nov-10/66.00	108,287	66,867

Talbots, Inc. (Call)	Jan-11/10.00	264,239	253,582

Talbots, Inc. (Call)	Dec-10/12.00	637,050	115,357

Talbots, Inc. (Call)	Jan-11/14.00	799,800	96,112

Total purchased options outstanding (cost $5,653,902)			$3,165,805

24

U.S. TREASURY OBLIGATIONS (0.1%)* [i]	Principal amount	Value

U.S. Treasury Notes 2 3/4s, February 15, 2019	$60,000	$62,497

U.S. Treasury Notes 1 3/8s, September 15, 2012	40,000	40,847

U.S. Treasury Notes 4 3/4s, May 31, 2012	80,000	87,233

U.S. Treasury Notes 3 7/8s, May 15, 2018	335,000	383,625

U.S. Treasury Notes 2 5/8s, February 29, 2016	187,000	200,516

Total U.S. treasury obligations (cost $774,718)		$774,718

MORTGAGE-BACKED SECURITIES (0.0%)* [i]	Principal amount	Value

Fannie Mae Ser. 2010-99, Class JU, 3s, 2040	$52,542	$54,955

Total mortgage-backed securities (cost $54,955)		$54,955

SHORT-TERM INVESTMENTS (14.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	67,193,991	$67,193,991

Putnam Money Market Liquidity Fund 0.16% [e]	7,395,425	7,395,425

U.S. Treasury Bills with effective yields ranging from
0.26% to 0.27%, December 16, 2010	$2,703,000	2,702,130

U.S. Treasury Bills, zero %, September 22, 2011 [i]	210,000	209,601

U.S. Treasury Bills, zero %, March 31, 2011 [i]	272,000	271,810

U.S. Treasury Bills, zero %, December 2, 2010 [i]	150,000	149,985

Total short-term investments (cost $77,922,942)		$77,922,942

TOTAL INVESTMENTS

Total investments (cost $540,621,898)		$611,615,357

Key to holding’s abbreviations

ADR	American Depositary Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $541,353,318.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $28,826,775 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

25

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $797,127) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Avis Budget Group, Inc. (Call)	704,568	Dec-10/$15.00	$71,239

Domino’s Pizza, Inc. (Call)	580,167	Dec-10/15.00	392,228

Talbots, Inc. (Call)	637,050	Dec-10/15.00	12,741

Total			$476,208

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$22,658,797	$—	$—

Capital goods	44,411,525	—	—

Conglomerates	8,983,110	—	—

Consumer cyclicals	53,471,993	—	—

Consumer staples	54,472,265	—	—

Energy	55,457,180	—	—

Financial	108,232,590	—	1,595,843

Health care	79,780,828	—	—

Technology	68,455,053	—	—

Transportation	9,099,883	—	—

Utilities and power	23,077,870	—	—

Total common stocks	528,101,094	—	1,595,843

Purchased options outstanding	—	3,165,805	—

U.S. Treasury obligations	—	774,718	—

Mortgage-backed securities	—	54,955	—

Short-term investments	7,395,425	70,527,517	—

Totals by level	$535,496,519	$74,522,995	$1,595,843

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options	$—	$(476,208)	$—

Totals by level	$—	$(476,208)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 10/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $65,569,706 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $466,032,482)	$537,025,941
Affiliated issuers (identified cost $74,589,416) (Notes 1 and 6)	74,589,416

Dividends, interest and other receivables	690,793

Receivable for shares of the fund sold	877,024

Receivable for investments sold	3,014,018

Total assets	616,197,192

LIABILITIES

Payable to custodian (Note 2)	248,263

Payable for investments purchased	3,401,952

Payable for shares of the fund repurchased	1,379,897

Payable for compensation of Manager (Note 2)	259,076

Payable for investor servicing fees (Note 2)	94,561

Payable for custodian fees (Note 2)	10,955

Payable for Trustee compensation and expenses (Note 2)	88,689

Payable for administrative services (Note 2)	1,941

Payable for distribution fees (Note 2)	128,569

Written options outstanding, at value (premiums received $797,127) (Notes 1 and 3)	476,208

Collateral on securities loaned, at value (Note 1)	67,193,991

Collateral on certain derivative contracts, at value (Note 1)	1,461,069

Other accrued expenses	98,703

Total liabilities	74,843,874

Net assets	$541,353,318

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$656,904,934

Undistributed net investment income (Note 1)	400,780

Accumulated net realized loss on investments (Note 1)	(187,266,774)

Net unrealized appreciation of investments	71,314,378

Total — Representing net assets applicable to capital shares outstanding	$541,353,318

(Continued on next page)

27

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($448,663,821 divided by 39,893,857 shares)	$11.25

Offering price per class A share (100/94.25 of $11.25)*	$11.94

Net asset value and offering price per class B share ($14,993,851 divided by 1,406,693 shares)**	$10.66

Net asset value and offering price per class C share ($16,296,308 divided by 1,531,172 shares)**	$10.64

Net asset value and redemption price per class M share ($3,716,347 divided by 341,216 shares)	$10.89

Offering price per class M share (100/96.50 of $10.89)*	$11.28

Net asset value, offering price and redemption price per class R share
($9,080,361 divided by 820,157 shares)	$11.07

Net asset value, offering price and redemption price per class Y share
($48,602,630 divided by 4,304,983 shares)	$11.29

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28

Statement of operations Six months ended 10/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,361)	$3,358,641

Interest (including interest income of $9,138 from investments in affiliated issuers) (Note 6)	12,518

Securities lending (including interest income of $10,186 from
investments in affiliated issuers) (Note 1)	50,254

Total investment income	3,421,413

EXPENSES

Compensation of Manager (Note 2)	1,550,026

Investor servicing fees (Note 2)	833,519

Custodian fees (Note 2)	9,969

Trustee compensation and expenses (Note 2)	17,539

Administrative services (Note 2)	9,648

Distribution fees — Class A (Note 2)	550,898

Distribution fees — Class B (Note 2)	77,798

Distribution fees — Class C (Note 2)	77,147

Distribution fees — Class M (Note 2)	13,970

Distribution fees — Class R (Note 2)	21,307

Other	143,126

Total expenses	3,304,947

Expense reduction (Note 2)	(103,079)

Net expenses	3,201,868

Net investment income	219,545

Net realized gain on investments (Notes 1 and 3)	57,838,092

Net realized gain on written options (Notes 1 and 3)	2,784,502

Net unrealized depreciation of investments and written options during the period	(83,893,545)

Net loss on investments	(23,270,951)

Net decrease in net assets resulting from operations	$(23,051,406)

The accompanying notes are an integral part of these financial statements.

29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/10*	Year ended 4/30/10

Operations:
Net investment income	$219,545	$258,215

Net realized gain on investments	60,622,594	104,181,046

Net unrealized appreciation (depreciation) of investments	(83,893,545)	130,427,632

Net increase (decrease) in net assets resulting
from operations	(23,051,406)	234,866,893

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(667,894)

Class Y	—	(149,970)

Increase in capital from settlement payments	—	4,189

Redemption fees (Note 1)	640	1,563

Decrease from capital share transactions (Note 4)	(30,537,445)	(129,429,224)

Total increase (decrease) in net assets	(53,588,211)	104,625,557

NET ASSETS

Beginning of period	594,941,529	490,315,972

End of period (including undistributed net investment
income of $400,780 and $181,235, respectively)	$541,353,318	$594,941,529

* Unaudited

The accompanying notes are an integral part of these financial statements.

30

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31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2010 **	$11.66	.01	(.42)	(.41)	—	—	—	—	—	—	$11.25	(3.52) *	$448,664	.61*	.06*	53.25*
April 30, 2010	7.61	.01	4.05	4.06	(.01)	—	—	(.01)	—	— [b,f]	11.66	53.44	494,841	1.30 [e]	.09 [e]	98.42
April 30, 2009	11.97	.05	(4.38)	(4.33)	(.03)	—	—	(.03)	—	—	7.61	(36.15)	412,152	1.30 [e]	.54 [e]	130.22
April 30, 2008	16.26	.04	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	—	—	11.97	(12.18)	527,392	1.27 [e]	.25 [e]	70.64
April 30, 2007	15.91	.24 [g]	1.95	2.19	(.24)	(1.60)	—	(1.84)	—	—	16.26	14.66	707,081	1.23 [e]	1.53 [e,g]	63.15
April 30, 2006	13.88	.04 [h]	3.70	3.74	(.01)	(1.70)	—	(1.71)	—	—	15.91	28.18	614,761	1.22 [e,h]	.28 [e,h]	63.63

Class B
October 31, 2010 **	$11.09	(.03)	(.40)	(.43)	—	—	—	—	—	—	$10.66	(3.88) *	$14,994	.99*	(.32)*	53.25*
April 30, 2010	7.28	(.06)	3.87	3.81	—	—	—	—	—	— [b,f]	11.09	52.34	18,509	2.05 [e]	(.67) [e]	98.42
April 30, 2009	11.50	(.02)	(4.20)	(4.22)	—	—	—	—	—	—	7.28	(36.70)	24,934	2.05 [e]	(.24) [e]	130.22
April 30, 2008	15.76	(.07)	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	—	—	11.50	(12.78)	81,207	2.02 [e]	(.49) [e]	70.64
April 30, 2007	15.46	.12 [g]	1.89	2.01	(.11)	(1.60)	—	(1.71)	—	—	15.76	13.79	228,560	1.98 [e]	.78 [e,g]	63.15
April 30, 2006	13.62	(.07) [h]	3.61	3.54	—	(1.70)	—	(1.70)	—	—	15.46	27.18	276,306	1.97 [e,h]	(.46) [e,h]	63.63

Class C
October 31, 2010 **	$11.07	(.03)	(.40)	(.43)	—	—	—	—	—	—	$10.64	(3.89) *	$16,296	.99*	(.32)*	53.25*
April 30, 2010	7.27	(.06)	3.86	3.80	—	—	—	—	—	— [b,f]	11.07	52.27	16,894	2.05 [e]	(.67) [e]	98.42
April 30, 2009	11.47	(.02)	(4.18)	(4.20)	—	—	—	—	—	—	7.27	(36.62)	12,816	2.05 [e]	(.23) [e]	130.22
April 30, 2008	15.74	(.07)	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	—	—	11.47	(12.87)	30,367	2.02 [e]	(.50) [e]	70.64
April 30, 2007	15.47	.12 [g]	1.88	2.00	(.13)	(1.60)	—	(1.73)	—	—	15.74	13.77	45,357	1.98 [e]	.80 [e,g]	63.15
April 30, 2006	13.62	(.07) [h]	3.62	3.55	—	(1.70)	—	(1.70)	—	—	15.47	27.26	39,800	1.97 [e,h]	(.47) [e,h]	63.63

Class M
October 31, 2010 **	$11.32	(.02)	(.41)	(.43)	—	—	—	—	—	—	$10.89	(3.80) *	$3,716	.87*	(.20)*	53.25*
April 30, 2010	7.41	(.04)	3.95	3.91	—	—	—	—	—	— [b,f]	11.32	52.77	4,299	1.80 [e]	(.43) [e]	98.42
April 30, 2009	11.67	— [b]	(4.26)	(4.26)	—	—	—	—	—	—	7.41	(36.50)	3,886	1.80 [e]	.02 [e]	130.22
April 30, 2008	15.93	(.03)	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	—	—	11.67	(12.64)	8,204	1.77 [e]	(.24) [e]	70.64
April 30, 2007	15.63	.16 [g]	1.90	2.06	(.16)	(1.60)	—	(1.76)	—	—	15.93	14.04	15,160	1.73 [e]	1.03 [e,g]	63.15
April 30, 2006	13.71	(.03) [h]	3.65	3.62	—	(1.70)	—	(1.70)	—	—	15.63	27.61	14,075	1.72 [e,h]	(.21) [e,h]	63.63

Class R
October 31, 2010 **	$11.49	(.01)	(.41)	(.42)	—	—	—	—	—	—	$11.07	(3.66) *	$9,080	.74*	(.07)*	53.25*
April 30, 2010	7.51	(.02)	4.00	3.98	—	—	—	—	—	— [b,f]	11.49	53.00	9,265	1.55 [e]	(.17) [e]	98.42
April 30, 2009	11.80	.02	(4.30)	(4.28)	(.01)	—	—	(.01)	—	—	7.51	(36.31)	5,935	1.55 [e]	.28 [e]	130.22
April 30, 2008	16.08	— [b]	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	—	—	11.80	(12.39)	7,143	1.52 [e]	.01 [e]	70.64
April 30, 2007	15.77	.18 [g]	1.95	2.13	(.22)	(1.60)	—	(1.82)	—	—	16.08	14.39	6,110	1.48 [e]	1.21 [e,g]	63.15
April 30, 2006	13.81	(.01) [h]	3.69	3.68	(.02)	(1.70)	—	(1.72)	—	—	15.77	27.86	2,959	1.47 [e,h]	(.03) [e,h]	63.63

Class Y
October 31, 2010 **	$11.69	.02	(.42)	(.40)	—	—	—	—	—	—	$11.29	(3.42) *	$48,603	.49*	.18*	53.25*
April 30, 2010	7.63	.03	4.07	4.10	(.04)	—	—	(.04)	—	— [b,f]	11.69	53.79	51,132	1.05 [e]	.33 [e]	98.42
April 30, 2009	12.01	.07	(4.40)	(4.33)	(.05)	—	—	(.05)	—	—	7.63	(35.96)	30,592	1.05 [e]	.78 [e]	130.22
April 30, 2008	16.30	.07	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	—	—	12.01	(11.91)	58,124	1.02 [e]	.51 [e]	70.64
April 30, 2007	15.94	.27 [g]	1.97	2.24	(.28)	(1.60)	—	(1.88)	—	—	16.30	14.96	55,241	.98 [e]	1.76 [e,g]	63.15
April 30, 2006	13.90	.08 [h]	3.71	3.79	(.05)	(1.70)	—	(1.75)	—	—	15.94	28.50	46,314	.97 [e,h]	.52 [e,h]	63.63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2010	0.02%

April 30, 2009	0.05

April 30, 2008	0.01

April 30, 2007	<0.01

April 30, 2006	<0.01

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.17	1.10%

Class B	0.16	1.10

Class C	0.17	1.13

Class M	0.17	1.10

Class R	0.16	1.06

Class Y	0.17	1.09

h Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Multi-Cap Value Fund (the fund) formerly Putnam Mid Cap Value Fund, is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of any size that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through October 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to enhance returns on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 5,700,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,237,597 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $65,569,706 and the fund received cash collateral of $67,193,991.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2010, the fund had a capital loss carryover of $230,458,526 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$92,313,532	April 30, 2017

138,144,994	April 30, 2018

The aggregate identified cost on a tax basis is $557,435,670, resulting in gross unrealized appreciation and depreciation of $74,454,119 and $20,274,432, respectively, or net unrealized appreciation of $54,179,687.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective September 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion, and 0.475% thereafter.

Prior to September 1, 2010, the fund paid Putnam Management for a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates varied as follows: 0.740% of the first $5 billion, 0.690% of the next $5 billion, 0.640% of the next $10 billion, 0.590% of the next $10 billion, 0.540% of the next $50 billion, 0.520% of the next $50 billion, 0.510% of the next $100 billion, and 0.505% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective August 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $331 under the expense offset arrangements and by $102,748 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $372, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,394 and $69 from the sale of class A and class M shares, respectively, and received $8,797 and $66 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $274,143,797 and $305,928,255, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding
at beginning of period	5,956,617	$1,933,900

Options opened	5,673,974	2,487,660
Options exercised	(981,362)	(513,605)
Options expired	(6,431,341)	(2,039,783)
Options closed	(2,296,103)	(1,071,045)

Written options outstanding
at end of period	1,921,785	$797,127

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 10/31/10		Year ended 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	4,369,721	$46,076,676	14,410,859	$136,866,480

Shares issued in connection with
reinvestment of distributions	—	—	67,760	647,791

	4,369,721	46,076,676	14,478,619	137,514,271

Shares repurchased	(6,928,324)	(73,152,712)	(26,194,026)	(251,951,429)

Net decrease	(2,558,603)	$(27,076,036)	(11,715,407)	$(114,437,158)

	Six months ended 10/31/10		Year ended 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	136,404	$1,371,819	299,746	$2,793,967

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	136,404	1,371,819	299,746	2,793,967

Shares repurchased	(398,760)	(4,017,540)	(2,054,090)	(18,385,400)

Net decrease	(262,356)	$(2,645,721)	(1,754,344)	$(15,591,433)

	Six months ended 10/31/10		Year ended 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	148,107	$1,474,877	156,195	$1,502,351

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	148,107	1,474,877	156,195	1,502,351

Shares repurchased	(142,648)	(1,419,854)	(392,971)	(3,487,764)

Net increase (decrease)	5,459	$55,023	(236,776)	$(1,985,413)

	Six months ended 10/31/10		Year ended 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	5,899	$60,495	56,381	$523,637

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	5,899	60,495	56,381	523,637

Shares repurchased	(44,583)	(457,838)	(200,690)	(1,862,118)

Net decrease	(38,684)	$(397,343)	(144,309)	$(1,338,481)

	Six months ended 10/31/10		Year ended 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	126,122	$1,316,767	307,134	$2,945,416

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	126,122	1,316,767	307,134	2,945,416

Shares repurchased	(112,378)	(1,165,635)	(291,100)	(2,766,949)

Net increase	13,744	$151,132	16,034	$178,467

	Six months ended 10/31/10		Year ended 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	491,175	$5,285,771	1,222,198	$11,975,412

Shares issued in connection with
reinvestment of distributions	—	—	15,539	148,710

	491,175	5,285,771	1,237,737	12,124,122

Shares repurchased	(561,271)	(5,910,271)	(873,654)	(8,379,328)

Net increase (decrease)	(70,096)	$(624,500)	364,083	$3,744,794

At the close of the reporting period, three shareholders of record owned 6.0%, 6.5% and 10.1%, respectively, of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$3,165,805	Payables	$476,208

Total		$3,165,805		$476,208

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(492,444)	$(492,444)

Total	$(492,444)	$(492,444)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(911,575)	$(911,575)

Total	$(911,575)	$(911,575)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $9,138 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $156,532,070 and $161,612,670, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
State tax-free income funds:	and money market investments.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The three portfolios:
and Pennsylvania	Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Absolute Return	Asset Allocation: Growth Portfolio
Absolute Return 100 Fund
Absolute Return 300 Fund	Putnam RetirementReady®
Absolute Return 500 Fund	Putnam RetirementReady Funds — 10
Absolute Return 700 Fund	investment portfolios that offer diversifi-
cation among stocks, bonds, and money
Global Sector	market instruments and adjust to become
Global Consumer Fund	more conservative over time based on a
Global Energy Fund	target date for withdrawing assets.
Global Financials Fund
Global Health Care Fund	The 10 funds:
Global Industrials Fund	Putnam RetirementReady 2055 Fund
Global Natural Resources Fund	Putnam RetirementReady 2050 Fund
Global Sector Fund	Putnam RetirementReady 2045 Fund
Global Technology Fund	Putnam RetirementReady 2040 Fund
Global Telecommunications Fund	Putnam RetirementReady 2035 Fund
Global Utilities Fund	Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
	Richard B. Worley	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Ravi Akhoury	Vice President
Barbara M. Baumann
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
Myra R. Drucker	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA075 264494 12/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010